Exhibit 99.1 VIRTUAL INVESTOR EVENT Industrial & Specialty Products Showcase DECEMBER 13, 2023

Welcome PATRICIA GIL VP, Investor Relations & Sustainability 2

VIRTUAL INVESTOR EVENT Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of of competitors into our marketplace; changes in production spending by the federal securities laws - that is, statements about the future, not about past companies in the oil and gas industry and changes in the level of oil and natural events. Forward-looking statements give our current expectations and gas exploration and development; general economic, political and business projections relating to our financial condition, results of operations, plans, conditions in key regions of the world; pricing pressure; weather and seasonal objectives, future performance and business. These statements may include factors; the cyclical nature of our customers’ business; our inability to meet our words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” financial and performance targets and other forecasts or expectations; our “believe,” “may,” “will,” “should,” “could,” “can have,” “likely” and other words and substantial indebtedness and pension obligations, including restrictions on our terms of similar meaning. Forward-looking statements made include any operations imposed by our indebtedness; operational modifications, delays or statement that does not directly relate to any historical or current fact and may cancellations; prices for electricity, natural gas and diesel fuel; our ability to include, but are not limited to, statements regarding the Company’s growth maintain our transportation network; changes in government regulations and opportunities, strategy, future financial results, forecasts, projections, plans and regulatory requirements, including those related to mining, explosives, capital expenditures, technological innovations, and the commercial silica and chemicals, pharmaceuticals, and oil and gas production; silica-related health diatomaceous earth industry. Forward-looking statements are based on our issues and corresponding litigation; and other risks and uncertainties detailed in current expectations and assumptions, which may not prove to be accurate. our Forms 10-K, 10-Q, and 8-K filed with or furnished to the U.S. Securities and These statements are not guarantees and are subject to risks, uncertainties and Exchange Commission. If one or more of these or other risks or uncertainties changes in circumstances that are difficult to predict. Many factors could cause materialize (or the consequences of such a development changes), or should actual results to differ materially and adversely from these forward-looking underlying assumptions prove incorrect, actual outcomes may vary materially statements. Among these factors are global economic conditions; fluctuations in from those reflected in our forward-looking statements. The forward-looking demand for commercial silica, diatomaceous earth, perlite, clay and cellulose; statements speak only as of the date hereof, and we disclaim any intention or fluctuations in demand for frac sand or the development of either effective obligation to update publicly or revise such statements, whether as a result of alternative proppants or new processes to replace hydraulic fracturing; the entry new information, future events or otherwise. 3

TODAY’S Agenda STRATEGIC COMPANY OVERVIEW BRYAN SHINN Introduction to Industrial & Specialty Products (ISP) Chief Executive Officer INDUSTRIAL MARKET LEADER ZACH CARUSONA Across Diverse & Attractive Markets Executive VP and President, Industrial & Specialty Products KEY USE CASES: TOM ANDERSKOW MASON BORLIK Solar Glass, Cool Roofing & White Pigment Vice President, Sales Vice President, Products & Innovation Accelerating Growth Through INNOVATION & ADVANCED MATERIALS ZACH CARUSONA BRYAN SHINN CONCLUDING REMARKS / Q&A 4

OPENING REMARKS U.S. Silica Today BRYAN SHINN Chief Executive Officer 5

U.S. SILICA AT A GLANCE Global Performance Materials Company Diversified mining, materials and logistics enterprise+ Leading producer of industrial silica, diatomaceous earth, cristobalite, perlite, and specialty clays Value-added offerings designed to support highly specified customer requirements 6

U.S. SILICA AT A GLANCE Diverse & Innovative Product Portfolio Industrial & Specialty Products NEW PRODUCTS NEW APPLICATIONS • Attractive market positions with high barriers to entry ® White Armor Renewable Cool Roof Granules Diesel • Technical expertise ® EverWhite Pharmaceutical • Delivering results Pigment Filtration Cristobalite • Significant growth potential Formulated ® PurifiDE Products Diatomaceous Earth • Robust new product pipeline 7

REPOSITIONING FOR LONG-TERM GROWTH Most Exciting Time in Our History Using Cash Flow from Operations to De-Lever Operating Cash Net Debt Unlocking the potential of Flow ($mm) Ratio $300 4.5x our Industrial business 4.3x 4.0x $250 $276.0 $262.7 3.5x Redefining our strategy $200 3.0x $150 $169.3 2.5x Expanding our offerings 2.2x $100 2.0x $50 1.5x Significantly increasing 1.4x $0 1.0x our addressable markets 2021 2022 TTM TTM as of 9/30/23 8

POWERFUL GROWTH PLAN Three Pillars ISP Contribution Margin Dollar Growth 12% Grow base business at GDP+ 10% 8-10% 8% CAGR Expand capacity 8% 6% for high-value CAGR sold-out products 4% 5% CAGR 2% Launch new advanced materials 0% 20-23E 22-23E 23E-26E Base Case 4Q’23E based on guidance for contribution margin dollars to increase 5% to 10% y/y 9

INDUSTRIAL SPECIALTY PRODUCTS (ISP) Delivering Value Across a Range of Applications PROCESSING CRITICAL VALUE-ADD MAJOR AID INGREDIENT COMPONENT We are providing critical Purer & Look better More Value We cleaner & last longer abundant Deliver advanced ® ® ® Example PurifiDE High-purity Sil-Co-Sil & Min-U-Sil Specialty Low Iron Silica Products Diatomaceous Earth ground silicas materials Filtration Sampling of Wide range of Paints, plastics, 100s of diverse finished Applications end-products, cosmetics, and more products, from eyeglasses from beer & wine to to solar reflective roofing biologic medicines 10

WHY WE LIKE ISP Strong & Resilient Business Stable business Reliable U.S. supplier High barriers to entry Aligned with demand for sustainable solutions Market leader in growing markets 11

Industrial & Specialty Products ZACH CARUSONA Executive Vice President and President, Industrial & Specialty Products 12 12

ISP BUSINESS: Market leader across diverse & attractive markets 13

INDUSTRIAL & SPECIALTY PRODUCTS

Market-Leading Offerings

	PRODUCTS	EXAMPLES	END SEGMENTS	POSITION	VALUE PROPOSITION
	Advanced Materials	**White Armor®** Cool Roof Granules	• Building Products • Pharmaceutical Filtration • Coatings & Fillers	**#1** Producer of cool roof granules in the U.S.	**Enhancing End-Product Performance**
	Whole Grain & Ground Silica	**Sil-Co-Sil®** Ground Silica	• Building Products • Glass • Fiberglass • Coatings / Fillers	**#1** Producer of ground silica in the U.S.	**Highly Specified Solutions**
	Diatomaceous Earth, Perlite, & Clay	**Celatom®** Diatomaceous Earth	• Food & Beverage • Chemicals & Refinery • Absorbents • Coatings / Fillers	**#1** Producer of Diatomaceous Earth in the U.S.	**Premier Quality with Unique Deposits**

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POSITIONED TO WIN Our Unique Capabilities Create Barriers to Entry & Long-Term Customer Relationships Technical & Superior Unmatched Highly Leader in Mission Critical Manufacturing Supply Contracted Innovation Products Capabilities Network Revenue and R&D Spec’d into customer #1 producer in the US Able to adapt to Long-standing Reliable partner needs; 800+ products for ground silica and customers’ needs relationships with ability to invest for 2k+ customers diatomaceous earth with 22 facilities enable consistency in R&D beyond core across the US for customers 15

PAINTS & COATINGS MAKEUP & COSMETICS GROUTS & MORTARS SMART PHONE & CONTAINER GLASS FOUNDRY INKS & PAPER COATINGS ARCHITECTURAL GLASS EDIBLE OIL FILTRATION QUARTZ SURFACES Our products are found in EVERYDAY ITEMS WINE, BEER & SPIRITS FILTRATION PET LITTER & OTHER ABSORBENTS 16

WIND TURBINES SOLAR PANELS ROOFING ARCHITECTURAL GLASS Our products are found in EVERYDAY ITEMS INSULATON FIBER CEMENT SIDING STUCCO AUTOMOTIVE GLASS EMISSIONS PARTICULATE FILTERS RENEWABLE DIESEL PLASTIC & RUBBER PRODUCTS SOIL AMENDMENTS SWIMMING POOL FILTRATION 17 ORGANIC INSECTICIDE

STRONG MARKET POSITION Segment Leader Across Robust and Diversified Industrial & Specialty Minerals End Segments 1 END SEGMENT ISP REVENUE SHARE - 2023 KEY TAKEAWAYS KEY CUSTOMERS Food & Beverage 17% Segment leader: #1 or #2 in most segments with defensible position Chemicals & Refinery 15% ISP SHOWCASE HIGHLIGHTS Total addressable market at >$3 billion and growing Building Products 14% Unique technical capabilities Glass 13% deliver value to customers Industrial Applications 12% Robust and diversified end-segments enable GDP+ Absorbents 9% growth in base business Fiberglass 7% Over 800 products serving as critical materials for Coatings / Fillers 7% 2,000+ customers 1 6% revenue tied to other end segments 18

KEY USE CASES: Solar Glass, Cool Roofing, New White Pigments 19

ISP SHOWCASE HIGHLIGHTS Spotlighting ISP’S Growth Potential GLASS SEGMENT BUILDING PRODUCTS SEGMENT Distinct opportunities across each market to deliver on ISP goal of above market growth. ® ® Low-Iron Silica White Armor EverWhite Pigment THOMAS ANDERSKOW MASON BORLIK Vice President, Sales, ISP Vice President, ISP Products and Innovation 20

KEY USE CASE Solar Glass Opportunity THOMAS ANDERSKOW Vice President, Sales, Industrial & Specialty Products 21

MARKET DYNAMICS

Serving Several Attractive & Growing Glass Applications Fueled by Mega-trends





	Solar Glass	Container Glass	Flat Glass
END PRODUCTS	• Solar panels • Architectural windows	• Retail packaging • Consumer stemware	• Architectural windows • Automobile glass
GROWTH MEGA-TRENDS	IRA[1] investment in renewable energy	Sustainable packaging	Increased glass in automobiles & housing
TOTAL ADDRESSABLE MARKET[2]	~$40M	$350-425M	$225-275M

#1

Producer of Low Iron Silica for Glass Applications in US

(20%-30% CAGR over next 3 years)

[1] Inflation Reduction Act
[2] 2023 North America TAM

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POSITIONING

U.S. Silica Strongly Positioned to Support Glass Market Growth


Supplies the
lowest-iron content
glass sand in
North America
Rockwood, MI
Mapleton Depot, PA
Ottawa, IL
Berkeley Springs, WV
Mauricetown, NJ
Montpelier, VA
Pacific, MO
Mill Creek, OK
Jackson, TN
Columbia, SC
Dubberly, LA
Hurtsboro, AL

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SILICA FACILITIES

~12M
TOTAL NAME PLATE CAPACITY (TONS)

VALUE PROPOSITION FOR GLASS MANUFACTURING

Quality & performance
high-purity sands enhance product aesthetics and transparency

Broad offerings & customization
low-iron, high-aluminum, and more

Strategically located plants
minimize freight costs and speed delivery time

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CASE STUDY FIRST SOLAR REACHES 14GW IN 2026 U.S. Silica Supporting Expansion of Domestic Solar Panel Manufacturing 140% increase in Domestic solar glass projected over next 3 years, driven by IRA U.S. Silica supplies domestic glass manufacturers to support First Solar 5.9 GW 2018/2019 2022 build-out in US Expected OHIO 1/2 OHIO 3 Capacity +8.2 GW First Solar now investing 2024 2025 Expected in additional facilities to Expected Expected Capacity ALABAMA 4 LOUISIANA 5 support future growth 24

U.S. Silica is vital in providing a reliable, “ responsibly sourced domestic supply of low-iron silica required to produce the glass for our panels. High-quality glass is a primary component in our advanced thin film solar panels, and access to American-made glass is essential not just to our manufacturing operations but also to our commitment to sustainability and supply chain transparency. We are pleased to count U.S. Silica as a valued partner as we continue to grow our American manufacturing footprint and enable the country's journey to a sustainable energy future. MIKE KORALEWSKI ” Chief Supply Chain Officer, First Solar 25

KEY TAKEAWAYS Enabling Growth in Domestic Solar Panel Manufacturing Highly-Differentiated Dramatic Domestic Stability of Product Solar Glass Growth Supply U.S. Silica has Domestic solar panel Strategically located high-purity, consistent production projected to and logistically silica product that more than double over advantaged — can be used in the the next three years– Essential for glass most demanding U.S. Silica currently manufacturing at glass applications the primary supplier of this scale low-iron silica used in domestic solar glass 26

KEY USE CASE Cool Roofing & New White Pigments MASON BORLIK Vice President, ISP Products and Innovation 27

MARKET DYNAMICS U.S. Silica Portfolio Touches All Aspects of Building Products Wide breadth of ...resulting in ...driven by end markets… expansion mega-trends… • ESG focused regulations • Climate change driven >$2B remodels of incremental • Major infrastructure addressable market upgrades expected by 2026 • Housing market fundamentals • Near-shoring of production 28

CORE CAPABILITIES Fully Servicing Building Products Customers Positioned to grow rapidly with residential, commercial, and infrastructure tailwinds Largest silica Unique Consistent grinding patented high-volume “U.S. Silica has been a long-term partner network in manufacturing supply to the US capabilities customers for Owens Corning and we appreciate the quality, reliability of the products they provide Producing ground Producing cool Large plant network silica products at roof granules and with superior for the manufacturing of our products.” six U.S. locations cristobalite at product quality and NICOLAS SEIGNEURET U.S. locations performance Sourcing Director, Composites 29

INNOVATION PRODUCT SPOTLIGHT ® White Armor Protects the Most Important, Most Valuable Buildings ® White Armor Commercial cool roofing can reflect away 90% of solar helps customers energy and offer 10-15% energy savings achieve regulatory Cool Roofing granules are used on high-value, long-lifetime buildings compliance and Growth of this segment is 10% CAGR Regulatory standards (e.g., CA Title 24) drive minimum solar reflectance best-in-class standards across the U.S. performance 30

INNOVATION PRODUCT SPOTLIGHT

EverWhite® Pigment Provides Value in Previously Untapped Applications

Patented products provide new alternatives for

$2B+ titanium dioxide market by 2026

Success achieved in multiple entry markets…



GROUTS & MORTARS



FLUID-APPLIED ROOFING



ENGINEERED STONE COUNTERTOPS



OTHER INDUSTRIAL MARKETS

Delivers performance benefits, supply chain reliability and cost savings into a variable market

- Lighter weight option
- Higher total solar reflectivity
- Increased durability and resilience
- Greater cementitious strength
- Decreased processing times
- Potential for opportunity outside building products

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KEY TAKEAWAYS Innovative Solutions Allow U.S. Silica to be on Leading Edge of Building Products Growth Diverse Expanded New Product Product Lines Regulations Benefits And reliable supply Environmental Launch of the ® networks allow U.S. regulations, like CA EverWhite Pigment Silica to serve large Title 24, drive growth for product line provide customers throughout the ESG-forward products customer cost savings ® residential, commercial, like White Armor Cool and new application and infrastructure Roof Granules at CAGRs performance benefits construction markets well above market norms in a >$2B market 32

ACCELERATING GROWTH through innovation and advanced materials 33

THE FUTURE

Significant Opportunity to Continue Expanding the Addressable Market


100+ YRS AGO
70+ YRS AGO
2017
2018
TODAY
2026
Industrial Sand
Ground Silica
Cool Roof Granules
Cristobalite
DE, Clays &
Perlite
ADVANCED MATERIALS
EverWhite®
Pigment
Applications
PurifiDE®
High Purity
Filtration
Renewable
Diesel
Filtration
Others
Total TAM:
~$1B
~$3B
~$6B+

Expanding addressable markets & enabling growth beyond core end segments

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ROCHELLE, IL INNOVATION CENTER Enhancing Innovation & Production Capabilities Centralized community of world-class • Larger, geographically scientists and engineers Barriers concentrated R&D staff to Entry • Investment in novel, advanced technologies • Faster time to market with pilot plant ability • Market-focused innovation pipeline 35

ACCELERATING INNOVATION R&D Investments Yielding Returns in 2023 2023E vs 2020-2022 Average Growth Capital Investment +80% +30% PhDs in Research & Business $CM from New Products, +60% 1 Development Applications and Markets R&D Spend +40% 1 (2023E vs 2020-2022 avg) 36

BRINGING IT ALL TOGETHER Long-term ISP Target Model DRIVERS Market Leadership TARGET MODEL #1 or #2 leadership positions across the portfolio CONTRIBUTION CONTRIBUTION ISP Key Market Opportunities MARGIN MARGIN DOLLARS Segment $3B+ total addressable market growing to $6B+ Full-Year through new products and applications 2022 30% $170M Accelerating New Product Development Full Year Significantly increasing investment on innovation 2023E capabilities 33% $184M Margin Expansion 3 Year Increasing sales of high margin advanced materials Target 35% 8-10% with unique customer value propositions annual CM Growth 37

Concluding Remarks BRYAN SHINN Chief Executive Officer 38

ISP MARKET SHARE Rapidly Expanding Total Addressable Market Target 2026 Larger Addressable TAM Market enables $6B substantial new business opportunities 2023 $3B TAM 2023E $550M Revenues 39

INDUSTRIAL & SPECIALTY PRODUCTS Key Takeaways • Delivering mission-critical materials across diverse markets Leading supplier • Resulting in sticky, long-term customer relationships Unique capabilities • Increasing profitability of base business at a GDP+ rate Strong & resilient business • Investing in high-value, differentiated products • Creating long-term opportunities Societal growth trends • Driving EBITDA multiple expansion for U.S. Silica Exciting value creation 40

OUR CORPORATE STRATEGY Repositioning U.S. Silica for Long-term Growth Capitalizing on Long-Term Value Multi-Year Energy Cycle Enhancement Strong Cash Flow Generation Growing High-Margin ISP Segment Healthy Balance Sheet 41

Q&A 42

Thank You STAY TUNED See you at our 2024 investor day 43

Appendix 44

APPENDIX

Non-GAAP Financial Performance Measures

Segment Contribution Margin

Segment contribution margin, a non-GAAP measure, is a key metric that management uses to evaluate our operating performance and to determine resource allocation between segments. Segment contribution margin excludes selling, general, and administrative costs, corporate costs, plant capacity expansion expenses, and facility closure costs. Segment contribution margin is not a measure of our financial performance under GAAP and should not be considered as an alternative or superior to measures derived in accordance with GAAP. Our measure of segment contribution margin is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

The Company organizes its business into two reportable segments, Oil & Gas Proppants and Industrial & Specialty Products, based on end markets. The reportable segments are consistent with how management views the markets served by the Company and the financial information reviewed by the chief operating decision maker. The Company manages its Oil & Gas Proppants and Industrial & Specialty Products businesses as components of an enterprise for which separate information is available and is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance. An operating segment's performance is primarily evaluated based on segment contribution margin, which excludes certain corporate costs not associated with the operations of the segment. These corporate costs are separately stated and include costs that are related to functional areas such as operations management, corporate purchasing, accounting, treasury, information technology, legal and human resources. The Company believes that segment contribution margin, as defined above, is an appropriate measure for evaluating the operating performance of its segments. However, this measure should be considered in addition to, not a substitute for, or superior to, income from operations or other measures of financial performance prepared in accordance with generally accepted accounting principles.

The following table sets forth a reconciliation of net income, the most directly comparable GAAP financial measure, to segment contribution margin:

(All amounts in thousands)	Three Months Ended		Nine Months Ended September 30,	
	September 30, 2023	June 30, 2023	2023	2022
Sales:				
Oil & Gas Proppants	$ 231,426	$ 262,285	$ 793,724	$ 687,951
Industrial & Specialty Products	135,535	144,499	422,261	424,262
Total Sales	366,961	406,784	1,215,985	1,112,213
Segment Contribution Margin:				
Oil & Gas Proppants	82,890	99,069	291,856	207,401
Industrial & Specialty Products	46,347	51,595	140,871	130,275
Total segment contribution margin	129,237	150,664	432,727	337,676
Operating activities excluded from segment cost of sales	(3,233)	(3,653)	(10,605)	(12,748)
Selling, general and administrative	(29,287)	(28,694)	(87,144)	(108,860)
Depreciation, depletion and amortization	(35,822)	(33,546)	(104,754)	(106,964)
Interest expense	(26,039)	(25,987)	(76,087)	(54,777)
Other income, net, including interest income	4,016	2,497	4,161	7,206
Income tax expense	(12,064)	(15,137)	(40,774)	(15,209)
Net income	$ 26,808	$ 46,144	$ 117,524	$ 46,324
Less: Net loss attributable to non-controlling interest	(101)	(115)	(292)	(262)
Net income attributable to U.S. Silica Holdings, Inc.	$ 26,909	$ 46,259	$ 117,816	$ 46,586

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APPENDIX

Non-GAAP Financial Performance Measures

Adjusted EBITDA

Adjusted EBITDA is not a measure of our financial performance or liquidity under GAAP and should not be considered as an alternative to net income as a measure of operating performance, cash flows from operating activities as a measure of liquidity or any other performance measure derived in accordance with GAAP. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized, and excludes certain nonrecurring charges that may recur in the future. Management compensates for these limitations by relying primarily on our GAAP results and by using Adjusted EBITDA only as a supplement. Our measure of Adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. Trailing Twelve Month EBITDA is a measure of Adjusted EBITDA over the training twelve months.

Forward-looking Non-GAAP Measure

A reconciliation of Adjusted EBITDA as used in our guidance, is a forward-looking non-GAAP financial measure, to the most directly comparable GAAP financial measure, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide such reconciliation is due to the unpredictability of the amounts and timing of events affecting the items we exclude from the non-GAAP measure.

The following table sets forth a reconciliation of net income, the most directly comparable GAAP financial measure, to Adjusted EBITDA:

(All amounts in thousands)	Three Months Ended				Trailing Twelve Months
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	TTM
Net income attributable to U.S. Silica Holdings, Inc.	$ 26,909	$ 46,259	$ 44,648	$ 31,590	$ 149,406
Total interest expense, net of interest income	23,912	24,368	21,568	21,511	91,359
Provision for taxes	12,064	15,137	13,573	10,950	51,724
Total depreciation, depletion and amortization expenses	35,822	33,546	35,386	33,202	137,956
EBITDA	98,707	119,310	115,175	97,253	430,445
Non-cash incentive compensation	3,723	3,731	3,335	4,875	15,664
Post-employment expenses (excluding service costs)	(1,001)	(839)	(839)	(674)	(3,353)
Merger and acquisition related expenses	421	845	224	1,495	2,985
Plant capacity expansion expenses	59	32	66	86	243
Business optimization projects	0	90	956	648	1,694
Facility closure costs	123	71	81	303	578
Other adjustments allowable under the Credit Agreement	105	397	5,637	170	6,309
Adjusted EBITDA	$ 102,137	$ 123,637	$ 124,635	$ 104,156	$ 454,565

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APPENDIX Non-GAAP Financial Performance Measures Net Debt Forward-looking Non-GAAP Measure Net Debt is calculated by adding together short-term debt A reconciliation of Net Leverage Ratio as used in our guidance, is a forward-looking non-GAAP financial measure, to the and long-term debt and subtracting cash and cash most directly comparable GAAP financial measure, is not provided because the Company is unable to provide such equivalents from the total. Net debt shows how a company’s reconciliation without unreasonable effort. The inability to provide such reconciliation is due to the unpredictability of the indebtedness has changed over a period as a result of cash amounts and timing of events affecting the items we exclude from the non-GAAP measure. flows and other non-cash movements. Net debt allows investors to see how business financing has changed and assess whether an entity that has had a significant increase in cash has, for example, achieved this only by taking on a corresponding increase in debt. Net debt is not a measure of our financial performance or liquidity under GAAP and should not be considered as an alternative to net income as a measure of operating performance, cash flows from ($mm) 2021 2022 1Q '23 2Q '23 3Q '23 operating activities as a measure of liquidity or any other performance measure derived in accordance with GAAP. Cash and cash equivalents ($239.4) ($280.8) ($139.5) ($187.0) ($222.4) Current portion of long-term debt $18.3 $19.5 $13.6 $10.2 $19.8 Net Leverage Ratio Long-term debt $1,193.1 $1,037.5 $897.0 $871.9 $847.8 Net Leverage Ratio is calculated by dividing net debt by Net debt $972.0 $776.1 $771.1 $695.1 $645.2 Trailing Twelve Month EBITDA. Management believes that net leverage ratio provides useful information to investors because it is an important indicator of the Company’s TTM Adjusted EBITDA $223.5 $353.6 $425.3 $455.1 $454.6 indebtedness in relation to its operating performance. Net Leverage Ratio should be considered in addition to results Net Leverage Ratio 4.3x 2.2x 1.8x 1.5x 1.4x prepared in accordance with GAAP and should not be considered substitutes for or superior to GAAP results. In addition, our Net Leverage Ratio may not be comparable to similarly titled measures utilized by other companies. 47